Aravive Corporate Presentation October 2018 Exhibit 99.1

Important Information Forward-Looking Statements This presentation contains forward-looking statements that may discuss Aravive’s plans, goals, intentions and expectations as to future trends, events, results of operations, financial condition or other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and they often include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements included in this presentation include statements regarding Aravive’s planned clinical activities, including the design, initiation, patient enrollment and availability of data from clinical studies, future indications and cash position and the anticipated safety, activity and manufacturability of Aravive’s product candidates. Forward-looking statements are based on Aravive’s current beliefs and assumptions, are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the unpredictability of clinical development activities; risks related to Aravive’s ability to estimate and control its operating expenses; Aravive’s ability to protect its intellectual property rights; changes in the competitive environment; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Aravive’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, Aravive undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Aravive at a Glance

Company Background

- Clinical candidate is based on technology originated from the lab of Amato Giaccia, Ph.D and his colleagues at Stanford University.
- The company was originally funded in part by a Product Development Award from the Cancer Prevention & Research Institute of Texas (CPRIT).

Promising Validated Target

- GAS6-AXL is a scientifically validated and promising oncology target
- Elevated GAS6 levels associated with poor prognosis in cancer
- Target's significance supported by extensive research

AVB-S6-500, a High Affinity, Highly Specific AXL Inhibitor

- AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6
- AVB-S6-500 has been well tolerated in a Phase 1 trial, where proof of mechanism has been established
- First-patient is expected to be dosed in a Phase 1b/2 trial in 4Q18

Value Creation

- Aravive is well positioned to advance the development program to important inflection points
- Strong cash position expected to reach multiple milestones
- Plans to advance AVB-S6-500 into multiple additional indications over next two years

3

aravive

Highlights of Completed Merger Key Terms Privately-held Aravive Biologics merged with a subsidiary of Versartis, Inc. in a ~50/50, all stock transaction Upon closing of the transaction on October 12, 2018, the merged company now operates as Aravive, Inc. 1:6 reverse split concurrent with merger close resulting in 11.2M shares outstanding Combined company’s common stock now trades on Nasdaq under the symbol “ARAV” Management & Organization Jay Shepard continues in role as CEO of Aravive and director Srinivas Akkaraju, MD, PhD serves as Chairman of the Board Ray Tabibiazar, M.D., Aravive’s former Executive Chairman, continues to serve on the Board of Directors Additional board members: Shahzad Malik, M.D; Amato Giaccia, Ph.D., scientific founder of Aravive Biologics; Eric Zhang, CFA; and, newly elected, Robert Hoffman Combined Cash Position Approximately $60-$62 million unaudited cash and cash equivalents for the combined company as of the close, net of estimated transaction costs Cash expected to get through multiple inflection points and into 2020

GAS6 Target Rationale

Biology of GAS6-AXL Signaling


Immune Suppression
Resistance to:
Chemotherapy
Radiotherapy
Targeted therapy
GAS6 Signaling
Resistance to apoptosis/ autophagy
EMT and Metastasis
Proliferation

GAS6: Sole Ligand for AXL and no Ligand Independent Activation of AXL
High affinity GAS6-AXL binding ~30 pM

GAS6 promotes tumor survival & proliferation

- GAS6-AXL inhibition has single agent anti-tumor activity in many tumor types, including ovarian, pancreatic, breast, and kidney

Inhibiting GAS6

- Blocks tumor invasion & metastasis
- Overcomes acquired drug resistance
- Ameliorates desmoplasia and fibrosis
- Enhances the immune response to tumors

GAS6 is redundant for normal tissues

- GAS6 depletion is well tolerated
- Lack of GAS6 inhibition-related adverse events provides large therapeutic index
- GAS6 depletion readily combinable with targeted therapies, immunotherapies and radiotherapy

5

aravive BIOLOGICS

Tumor Microenvironment (TME)
GAS6 Position in Oncology Therapeutic Landscape


Fibroblasts
Tumor cells
Myeloid cells
e.g., macrophages, myeloid suppressor cells, neutrophils
Adipocytes
B lymphocytes
T lymphocytes
Dendritic cells
Fibrosis/ECM
Vasculature/endothelium

Hypoxia, low pH and low nutrients in microenvironment favor AXL expression

3 components of TME:

1. **Vasculature**
2. **Immune cells**
3. **Mesenchymal cells & ECM**

Angiogenesis/Vascular		Immune cells		Mesenchymal, Immune cells, Fibrosis	
VEGF/ VEGFR	Angiogenesis, vasculogenesis and lymphangiogenesis	PD1-L/ PD-L1 & other immune targets	Negatively regulate T cell proliferation, CTL function, cytokine secretion in tumor microenvironment	GAS6/AXL	Induces tumor cell growth, migration, fibrosis, radiation, and chemotherapy resistance, DNA damage repair, orchestrates angiogenesis and immune response
Approved Drugs:	• bevacizumab • sunitinib • sorafinib • pegaptinib • ranibizumab • ramucirumab	Approved Drugs:	• nivolumab • pembrolizumab • atezolizumab	Approved Drugs:	• None

6

General Approaches to Inhibiting RTKs Decoy Receptor is Well Suited for AXL RTK inhibition WT AXL has pM Affinity; Aravive’s Protein has fM Affinity Complete target coverage due to high affinity with no anticipated off-target toxicity Strong IP position

Pipeline Expansion into additional oncology indications where pre-clinical and biological rationale is strong (e.g. AML, renal cell, pancreatic, and TNBC, among others) Indication Preclinical Phase 1 Phase 2 Phase 3 Phase 1 Phase 1b Phase 1* Phase 1b AVB-S6-500 Ovarian platinum resistant 2nd Oncology (undisclosed indication) 3rd Oncology (undisclosed indication) Fibrosis (undisclosed indication) AVB-S6-TBD *Phase 1 was conducted in healthy volunteers, determining the RP2D and allowing any next AVB-S6-500 study to be either a phase 1b or phase 2 study Chronic Fibrosis (undisclosed indication) Status: FPI expected 2019 AVB-S6: High Affinity, Highly Specific GAS6 Inhibitors Status: FPI 4Q18, safety data expected mid-2019

AVB-S6-500, a High Affinity, Highly Specific AXL Inhibitor

AVB-S6-500 is a modified AXL-Fc fusion protein engineered for strong stability and very high affinity for GAS6

- Kd for human GAS6 is ~140 femtomolar
- ~200 fold greater affinity for human GAS6 compared to native AXL receptor
- Very good safety and PK profile
  - No anticipated off-target toxicity given GAS6 not needed by normal tissue
  - No anticipated drug-drug interactions facilitate combination studies
- Structure modeled after marketed drugs:
  - E.g., Enbrel®, Zaltrap®, Orencia®
- Competitors all targeting AXL; none directly targeting GAS6

Strong IP position on GAS6 inhibition

Proprietary biomarker tests to monitor GAS6 levels; serum GAS6 levels associated with efficacy in preclinical studies

Relatively easy to manufacture

- Drug candidate manufactured at high yield and purity


IG2
GAS6
IG1
hIG1

9

aravive BIOLOGICS

Axl Inhibition by AVB-S6-500 is Selective and Potent in Preclincal Studies In vivo activity Breast cancer lung metastasis AVB-S6 AVB-S6 J Clin Invest. 2017;127(1):183–198 BGB324 Foretinib Radiance [x106] (p/sec/cm2/sr)

*Established Metastatic Disease **Methods in Rankin et al 2012 Platinum Resistant Ovarian Cancer Model with Larger Tumor Burden and Later Stage of Disease 330 fM > 2 nM 10 pM Affinity >2nM 10pM 0.33pM Control unoptimized AVB-S6 Affinity Matters J Clin Invest. 2017;127(1):183–198

Demonstrated Activity in Multiple Platinum-Resistant Ovarian Cancer Models

Single Agent Activity, Synergistic with DDR Agent in Orthotopic Models



Number of Metastases
1000
800
600
400
200
0
160
140
60
40
20
0
****
Control AVB-S6 Dox AVB-S6 + Dox
Tumor weight (grams)
0.75
0.50
0.25
0
0.2
0.1
0
*
****
****
****
Control AVB-S6 Dox AVB-S6 + Dox

MS Kariolis, et al., *Inhibition of the GAS6/AXL pathway augments the efficacy of chemotherapies. J. Clin. Invest, 2017*

- **Single agent activity, synergistic with DDR Agent in multiple platinum-resistant ovarian cancer models (OVCAR8 and SKOV3.IP)**

20-30% cures seen and minimal detectable disease with all mice given combination

12

Preclinical Activity Across a Range of Tumor Models Supports Future Development Potential

Single Agent Mouse Studies

1. 4T1 mouse mammary tumor implanted in mammary fat pad
2. SKOV3.IP Human Ovarian Xenograft model
3. OVCAR8 Human Ovarian Xenograft model
4. PDA-1 Human Pancreatic Xenograft model
5. SN12L1 Human Renal Xenograft model

AVB-S6-500 as a Single Agent

- **Reduction of metastases to lung (breast and renal models)**
- **Reduction of metastases to peritoneum (ovarian and pancreatic models)**
- **Decreased fibrosis in pancreatic model**

AVB-S6-500 in Murine Combination Studies

1. LM-P mouse orthotopic pancreatic model Gemcitabine plus AVB-S6-500
2. SKOV3.IP Human Ovarian Xenograft model Doxorubicin plus AVB-S6-500
3. OVCAR8 Human Ovarian Xenograft model Doxorubicin plus AVB-S6-500
4. PDX – Renal RTKi resistant in combo with RTKi

AVB-S6-500 in Combination

- **Survival tripled in pancreatic model (relative to gem alone)**
- **Reduction in number and weight of metastases in combination with doxorubicin (relative to Dox alone) in ovarian models**

13

aravive

Proprietary GAS6 Biomarker Accelerates Clinical Development Aravive-developed proprietary biomarker assay measures serum GAS6 levels in blood pre/post dosing of AVB-S6-500 Established proof of mechanism in the clinic Using as a clinical PD marker, aiding in dose selection and potentially serving as predictive biomarker of response to treatment Correlates with anti-tumor activity of drug in preclinical models Potent free GAS6 Inhibition at ≤ 3 mg/kg in mice Dose (mg/kg) Assessed 12 hours following dose Free GAS6 in serum (% of untreated control)

AVB-S6-500 Demonstrates Proof-of-Mechanism in FIH Phase 1 Trial Enrolled 43 Healthy Volunteers Two-dosing regimens: SAD portion consisting of 4 sequential dose escalation cohorts RD portion consisting of 4 single doses once weekly Primary objective to assess safety and tolerability Secondary objective to assess PK/PD and to establish proof-of-mechanism A Single-blind, Randomized, Placebo-controlled, Phase 1, Single Ascending-dose (SAD) and Repeat-dose (RD), Safety and Tolerability Study of Intravenous AVB-S6-500 in Healthy Subjects Study met the safety and tolerability endpoints Demonstrated clinical proof-of-mechanism in neutralizing GAS6 SAD portion of the study showed dose-dependent decrease in measurable, circulating free GAS6 in serum Treatment-emergent adverse events generally mild, transient and self-limiting. No serious or dose-related adverse events reported Top-line Results Trial Design Status: Completed, data at EORTC-NCI-AACR Nov. 13th

Platinum Resistant Ovarian Cancer
Phase 1b/2 of AVB-S6-500: Phase 1b Portion

Status: FPI expected 4Q18, initial safety data expected mid-2019

Phase 1b Trial Design



Dose Confirmation Cohorts*
Expansion Cohorts
Total N = 24
Platinum Resistant Ovarian Cancer
1-3 prior lines, normal GI
AVB-S6-500 + Pac
N = 6
AVB-S6-500 + Pac
N = 6
*Ability to dose titrate based safety, tolerability, and PK/PD
AVB-S6-500 + PLD
N = 6
AVB-S6-500 + PLD
N = 6
*Ability to dose titrate based safety, tolerability, and PK/PD

- Safety lead-in portion of the Phase 1b/2 trial is designed to confirm dose predicted based on Phase 1 study in healthy volunteers
- Primary objective to assess safety and tolerability; Secondary objective to assess PK/PD and efficacy
- Exploratory objectives include exploration of efficacy endpoints in biomarker (GAS6, AXL) defined populations based on expression of those biomarkers in serum and/or tumor tissue.

Pac = Paclitaxel
PLD = Pegylated Liposomal Doxorubicin

16

aravive

Platinum Resistant Ovarian Cancer
Phase 1b/2 of AVB-S6-500: Phase 2 Portion

Status: FPI expected 2H19, topline data expected end of 2020

Anticipated Phase 2 Trial Design



Total N = 120
Platinum Resistant Ovarian Cancer
1-3 prior lines
Pac Cohort
N = 60
PLD Cohort
N = 60
Arm 1
AVB-S6-500 + Pac
N = 40
Arm 2
Pac
N = 20
Arm 1
AVB-S6-500 + PLD
N = 40
Arm 2
PLD
N = 20

- Randomized (2:1), double-blind, placebo-controlled study to compare efficacy and tolerability of AVB-S6-500 in combination with PLD or Pac versus placebo plus PLD or Pac
- Primary objective to assess anti-tumor activity of AVB-S6-500 in combination with Pac Or PLD as measure by PFS
- Secondary objectives include assessment of PK/PD and add'l efficacy endpoints (ORR, OS, DOR, DCR)

Pac = Paclitaxel
PLD = Pegylated Liposomal Doxorubicin

17

aravive

Upcoming Milestones & Newsflow 4th Quarter 2018 AVB-S6-500 – First patient dosed in Phase 1b trial in patients with platinum-resistant ovarian cancer AVB-S6-500 – Poster Presentation of results from Phase 1 healthy volunteer trial results at EORTC-NCI-AACR meeting 1st Half 2019 Announce indications and plans for additional trial(s) of AVB-S6-500 Mid-2019 AVB-S6-500 – Phase 1b initial safety data 2nd Half 2019 AVB-S6-500 – First patient enrolled in Phase 2 in patients with platinum-resistant ovarian cancer

Summary Promising, Validated Target GAS6-AXL is a promising oncology target that has been scientifically validated Established Proof-of-Mechanism in FIH Trial AVB-S6-500, was well tolerated in an Phase 1 trial where proof of mechanism was established -- full GAS6 neutralization at all doses tested Moving into Phase 1b/2 Initiate the Phase 1b portion of a Phase 1b/2 trial in ovarian cancer in 4Q18 Planning to initiate clinical development of AVB-S6-500 in additional tumor types in 2019 Looking Ahead Expansion into oncology indications where pre-clinical and biological rationale is strong (e.g. AML, renal cell, pancreatic, and TNBC) Expansion beyond oncology where pre-clinical and biological rationale is strong (e.g. fibrosis)